[LOGO OMITTED]                                                     News Release
                                                                       NYSE:NOR

Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com


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             NORTHWESTERN LOWERS GUIDANCE FOR ESTIMATED 2002 RESULTS
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                         YEAR-END CHARGES BEING REVIEWED
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                UTILITY RESULTS TO MEET PERFORMANCE EXPECTATIONS

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SIOUX FALLS, S.D. - Dec. 13, 2002 - NorthWestern Corporation (NYSE:NOR) today announced that it will miss previously disclosed earnings estimates for full-year 2002 of between $1.50 to $1.60 per share from continuing operations. The expected lower 2002 results stem from NorthWestern's need to significantly increase reserves for accounts receivable and billing adjustments at its communications services business, Expanets, and lower than expected operating performance at Expanets and Blue Dot, the Company's heating, ventilation and air conditioning business.

    In connection with its year-end audit, NorthWestern is also undertaking SFAS Nos. 142 and 144 reviews of the value of intangible assets of Expanets and Blue Dot. Due to the increase in reserves at Expanets and current operating performance of Expanets and Blue Dot, NorthWestern may recognize a substantial impairment of goodwill and other intangible assets for these businesses and take a noncash charge that would materially affect NorthWestern's 2002 operating results. Until the Company completes its year-end closing and audit process, NorthWestern will be unable to provide actual full-year 2002 results.

    NorthWestern reaffirmed that it will meet its previously announced 2002 performance targets for its core regulated electric and natural gas utility business, which comprises the substantial majority of its annual consolidated operating income.

    NorthWestern is currently evaluating the adequacy of reserves at Expanets for the collection of accounts receivable and billing adjustments related to previously disclosed billing lapses and data conversion issues in customer accounts stemming from the implementation of Expanets' enterprise software platform. In addition, Expanets expects to reflect a reduction in


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NorthWestern Provides Fourth Quarter 2002 Update
Dec. 13, 2002
Page 2


both maintenance and core services revenues in its fourth quarter 2002 results. NorthWestern has determined it will increase receivable and other reserves at Expanets by at least $50 million. The Company may determine after it has completed its evaluation as a part of its year-end closing and audit process that it is necessary to further increase reserves, as well as to determine the impacts, if any, to prior reported quarterly results for 2002. The anticipated increase in reserves, and any additional increases, will adversely affect NorthWestern's and Expanets' results.

    As previously reported, Expanets is in negotiations with Avaya, Inc., which had previously been providing customer data and billing management services to Expanets under transition service agreements, regarding certain outstanding claims Expanets believes it has regarding, among other matters, acquired maintenance contracts and data conversion issues. Resolution of Expanets' claims may result in mitigation of portions of the damages reflected in the anticipated increase in reserves.

    As a result of continued soft market conditions in the communications sector in the fourth quarter of 2002 and the anticipated increase in reserves, NorthWestern expects earnings before interest, taxes, depreciation and amortization (EBITDA) for Expanets for 2002 to fall substantially below the previously announced range of $73 million to $80 million.

    The Company also expects EBITDA at Blue Dot to be slightly lower than previously anticipated for the fourth quarter of 2002 and, as a result, projects that EBITDA for full-year 2002 will fall below the previously announced range of $13 million to $16 million.

    "We are disappointed with the ongoing implementation issues related to Expanets' system conversion as well as weaker than expected results from operations at Expanets and Blue Dot," said Merle D. Lewis, NorthWestern's chairman and chief executive officer. "We will continue to focus on operational excellence initiatives that we believe will lead to improved performance at these subsidiaries in future periods."


    Additional Year-End Adjustments - SFAS Nos. 142 and 144 Reviews

    NorthWestern is in the process of conducting its annual assessment of goodwill and other indefinite life intangible assets under Statement of Financial Accounting Standards No. 142 and other intangible assets under Statement of Financial Accounting Standards No. 144. The SFAS Nos. 142 and 144 analyses could result in a substantial impairment of goodwill and other intangible assets at Blue Dot and Expanets and the incurrence of a significant noncash charge relating to a write-down of goodwill and other intangible assets as a result of lower than


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NorthWestern Provides Fourth Quarter 2002 Update
Dec. 13, 2002
Page 3


previously anticipated earnings and increased reserves. The assessment and determination under SFAS Nos. 142 and 144 will be made by the Company in consultation with its independent valuation specialists and with its auditors in connection with their audit of the Company's 2002 financial statements following year-end. A significant noncash charge would adversely affect NorthWestern's net income for 2002.


    Utility Results to Meet Performance Expectations
    According to Lewis, NorthWestern's strategy continues to focus on opportunities in its core regulated electric and natural gas utility business, which is performing well against its 2002 plan.

    NorthWestern Energy, the Company's core utility business, remains on target to meet its EBITDA objective for the fourth quarter of 2002 as well as its previously announced EBITDA target for 2002 of between $225 million and $235 million, which excludes $22 million in EBITDA from January 2002 pre-acquisition results from Montana operations.

    "NorthWestern has been focused on its core regulated utility business for nearly 80 years. With the acquisition of the Montana utility operations earlier this year, we have built one of the strongest electric and natural gas delivery businesses in the Upper Midwest," said Lewis. "This strategy has resulted in the development of a balanced energy business that possesses consistent, predictable earnings and cash flow. Under current market conditions, we believe this lower risk business profile provides our shareholders with the best opportunity for value creation going forward."


    Webcast Delayed
    NorthWestern's previously planned Dec. 19, 2002, investor conference call webcast will be delayed due to the pending year-end reviews. A future investor conference webcast to discuss the Company's strategy will be held in early 2003.


    About NorthWestern
    NorthWestern Corporation is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications sectors. NorthWestern's partner businesses include NorthWestern Energy, a provider of electricity, natural gas and related services to customers in Montana, South Dakota and


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NorthWestern Provides Fourth Quarter 2002 Update
Dec. 13, 2002
Page 4


Nebraska; Expanets, the largest mid-market provider of networked communications solutions and services in the United States; and Blue Dot, a leading provider of air conditioning, heating, plumbing and related services.


    Forward-Looking Statements
    STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: All statements contained herein, as well as statements made in press releases and oral statements that may be made by us or by officers, directors or employees acting on our behalf, that are not statements of historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Among the factors that could cause our actual results or outcomes to differ materially are: the adverse impact of weather conditions and seasonal fluctuations; unscheduled generation outages, maintenance or repairs; unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approval and rate orders; costs associated with environmental liabilities and compliance with environmental laws; the rate of growth and economic conditions in our service territories and those of our subsidiaries; the speed and degree to which competition enters the industries and markets in which our businesses operate; the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices; risks associated with acquisitions, transition and integration of acquired companies, including NorthWestern Energy, L.L.C. and the Growing and Emerging Markets Division of Lucent Technologies, Inc., and the implementation of information systems and realization of efficiencies in excess of any related restructuring charges; a lack of minority interest basis, which requires us to recognize an increased share of operating losses at certain of our subsidiaries; our ability to recover transition costs; disallowance by the Montana Public Service Commission of the recovery of the costs incurred in entering into our default supply portfolio contracts while we are required to act as the "default supplier"; disruptions and adverse effects in the capital market due to the changing economic


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NorthWestern Provides Fourth Quarter 2002 Update
Dec. 13, 2002
Page 5


environment; our credit ratings with Moody's, Standard & Poor's and Fitch; potential delays in financings or Securities and Exchange Commission filings because we changed auditors; our substantial indebtedness, which could limit our operating flexibility and ability to borrow additional funds; our ability to obtain additional capital to refinance our indebtedness that is scheduled to mature and for working capital purposes; changes in customer usage patterns and preferences; possible future actions and developments of CornerStone Propane Partners L.P.; and changing conditions in the economy and capital markets and other factors identified from time to time in our filings with the SEC. This news release should be read in conjunction with our Annual Report on Form 10-K for 2001, as amended, and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, which can be located at www.sec.gov or requested from the Company.

    Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors.

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